UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

Jan. 1, 2010

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Porfavor Corp.

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(Exact Name of Registrant as Specified in Its Charter)

NEVADA

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(State or Other Jurisdiction of Incorporation)

001-33933	88-0319470
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(Commission File Number)	(IRS Employer Identification No.)

2911 N. Lamb Blvd. , Las Vegas, Nevada	89115
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(Address of Principal Executive Offices)	(Zip Code)

702-642-0987

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On January 5, 2010, Board of Directors of the Registrant dismissed The Blackwing Group, LLC, its independent registered public account firm.

The PCAOB revoked the registration of Blackwing on December 22, 2009 because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non cooperation with a Board Investigation. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of The Blackwing Group, LLC as its independent auditor. None of the reports of The Blackwing Group, LLC on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10K for the period ended 12/31/2009 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with The Blackwing Group, LLC. whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to The Blackwing Group, LLC's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that The Blackwing Group, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On January 1, 2010, Fernando Garcia acquired 16,625,000 of the then outstanding shares of the Issuer from Boyd Applegate in a stock purchase. This gives Mr. Garcia control of approximately 95% of the outstanding shares of the Issuer. The consideration given for the purchase was $70,000 of Mr. Garcia’s personal funds. There were no agreements or understandings as to the future election of directors.

ITEM 7.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

Exhibit No.	Description of Exhibit

16.1

Letter from The Blackwing Group, LLC, dated January 5, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K * (Incorporated by reference. Filed with the Registrant’s Form 8-K on January 6, 2010)

99.1	Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2010

By: /s/ Boyd V. Applegate

Name: Boyd V. Applegate

Title: President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1

Letter from The Blackwing Group, LLC, dated January 5, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K * (Incorporated by reference. Filed with the Registrant’s Form 8-K on January 6, 2010)

99.1	Purchase Agreement

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